Exhibit 10(j)(v)

FIRST AMENDMENT TO THE
NORTHROP GRUMMAN
SUPPLEMENTAL PLAN 2
This amendment to the Northrop Grumman Supplemental Plan 2 (the “Plan”), amended and restated effective as of January 1, 2014, is intended to reference the Northrop Grumman Norden Systems Employee Retirement Plan (“Norden Salaried Plan”) as a sub-plan of Northrop Grumman Retirement Plan “B” (“Plan B”) upon the Norden Salaried Plan’s merger into Plan B effective as of midnight, December 31, 2017.
This amendment is effective December 31, 2017 and it replaces Section 1.12 with the following:
1.12    Pension Plan.

(a)	The Northrop Grumman Pension Plan (subject to the special effective dates notes below for the following merged plans)

◦	The Northrop Grumman Retirement Value Plan (effective as of January 1, 2000)

o	The Northrop Grumman Commercial Aircraft Division Salaried Retirement Plan (effective as of July 1, 2000)

o	The Grumman Pension Plan (effective as of July 1, 2003)

(b)	The Northrop Grumman Electronic Systems - Space Division Consolidated Pension Plan (effective as of October 22, 2001)

(c)	The Northrop Grumman Norden Systems Employee Retirement Plan, a sub-plan of Northrop Grumman Retirement Plan “B” (effective as of midnight, December 31, 2017).
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IN WITNESS WHEREOF, this Amendment is adopted and executed by the undersigned duly authorized officer on the 20th day of December, 2017.
NORTHROP GRUMMAN CORPORATION

By: /s/ Denise M. Peppard
 Denise M. Peppard
Corporate Vice President and Chief Human
Resources Officer